UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/22/2007

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On June 22, 2007, Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company") entered into a Securities Purchase Agreement with institutional investors named on Exhibit 99.1 for the sale and purchase of 12.5 million shares of the Company's common stock for an aggregate price of $18.75 million. The unit price of $1.50 per share represented a 28.2% discount from $2.09, the closing price of the Company's common stock on June 21, 2007. The foregoing description of the Securities Purchase Agreement is qualified by reference to the complete terms of such agreement, which is included herewith as Exhibit 10.1.

The investors also received 12.5 million "A" Warrants to purchase addtional shares of the Company's common stock. The "A" Warrants cannot be exercised until December 22, 2007 and expire on December 22, 2014, subject to extension under certain circumstances described in such "A" Warrants. Subject to standard anti-dilution provisions, the exercise price is $2.09, which equals the closing price of the Company's common stock on June 21, 2007. The "A" Warrants also provide that in the event of certain transactions resulting in a change in control of the Company, the "A" Warrant holders may receive the cash value of their "A" Warrants. The "A" warrants may be exercised on a cashless basis if the registration statement is not effective or is otherwise unavailable for resales. The foregoing description of the "A" Warrants is qualified by reference to the complete terms of such "A" Warrant, which is included herewith as Exhibit 10.3.

Concurrent with the execution of the Securities Purchase Agreeement, the Company entered into a Settlement Agreement with the investors named on Exhibit 99.2 ("October Investors"). Pursuant to the Settlement Agreement, the Company issued 2.5 million "B" Warrants to the October Investors as consideration for their waiver of certain rights obtained in the October Private Placement. The terms of the "B" Warrants are indentical to the terms of the "A" Warrants. The foregoing description of the "B" Warrant is qualified by reference to the complete terms of such "B" Warrant, which is included herewith as Exhibit 10.5.

The securities sold and issued under the Securities Purchase Agreement and the Settlement Agreement are subject to a Registration Rights Agreement, pursuant to which the Company agreed to (i) file an initial registration statement ("Initial Registration Statement"), within 30 days of closing, to register the resale of the shares acquired by the investors, and (ii) file a second Registration Statement ("Second Registration Statement"), within 10 days following receipt of shareholder approval to amend the Company's Certificate of Incorporation for the purpose of increasing the number of authorized shares of the Company's common stock, $.001 par value, to register the resale of the shares issuable upon exercise of the "A" Warrants and "B" Warrants. The Company must use its best efforts to cause the Initial Registration Statement to be declared effective within 90 days of the closing and the Second Registration Statement to be declared effective within 90 days following the Company's receipt of shareholer approval authorizing the Company to amend its Certificate of Incorporation.

Under the Registration Rights Agreement, the Company agreed to pay as liquidated damages one percent of the aggregate purchase price per month, up to 12 percent of the aggregate purchase price, in the event of failure to comply with the registration filing and effectiveness provisions and if the registration statement is not available for resales beyond permitted suspension periods.

The foregoing description of the Registration Rights Agreement is qualified by reference to the complete terms of such agreement, which is included herewith as Exhibit 10.2.

The foregoing transaction was previously announced by the press release issued on June 22, 2007 which is included herewith as Exhibit 99.3.

Item 3.02.    Unregistered Sales of Equity Securities

See the disclosures made in Item 1.01, which are incorporated herein by reference. The Company's securities were issued to accredited investors in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid. Each securities certificate issued bears a legend providing, in substance, that the securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of counsel that registration is not required under the Securities Act of 1933.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 Form of Securities Purchase Agreement, dated June 22, 2007, between Quantum Fuel Systems Technologies Worldwide, Inc. and each of the investors listed on Exhibit 99.1.

Exhibit 10.2 Form of Registration Rights Agreement, dated June 22, 2007, between Quantum Fuel Systems Technologies Worldwide, Inc. and each of the investors listed on Exhibit 99.1 and Exhibit 99.2.

Exhibit 10.3 Form of Common Stock Purchase Warrant "A" issued to each of the investors listed on Exhibit 99.1.

Exhibit 10.4 Settlement Agreement, dated June 22, 2007, by and among the Registrant and each of the investors listed on Exhibit 99.2.

Exhibit 10.5 Form of Common Stock Purchase Warrant "B" issued to each of the investors listed on Schedule 99.2

Exhibit 99.1 Schedule of Investors for Securities Purchase Agreement.

Exhibit 99.2 Schedule of Investors for Settlement Agreement.

Exhibit 99.3 Press Release dated June 22, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: June 26, 2007	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Security Purchase Agreement, dated June 22, 2007, between Registrant and each of the investors listed on Exhibit 99.1
EX-10.2	Form of Registration Rights Agreement, dated June 22, 2007, between Registrant and each of the investors listed on Exhibit 99.1 and 99.2
EX-10.3	Form of Common Stock Purchase Warrant A issued to each of the investors listed on Exhibit 99.1
EX-10.4	Settlement Agreement, dated June 22, 2007, by and among Registrant and each of the investors listed on Exhibit 99.2
EX-10.5	Form of Common Stock Purchase Warrant B issued to each of the investors listed on Exhibit 99.2
EX-99.1	Schedule of Investors for Securities Purchase Agreement
EX-99.2	Schedule of Investors for Settlement Agreement
EX-99.3	Press Release dated June 22, 2007